SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant                                        [X]
Filed by a Party other than the Registrant                     [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (section)240-14a-11(c) or
     (section)240-14a-12

                      Franklin Property Resources Equity Trust
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                (Name of Registrant as Specified In its Charter)

                      Fraklin Property Resources Equity Trust
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                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii),  14a-6(i)(1),  or 14a-6(i)(3)
    or Item  22(a)(2)  of  Schedule  14A
[ ] $500  per each  party  to the  controversy pursuant to Exchange  Act
    Rule  14a-6(i)(3)
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

               1) Title of each class of securities to which transaction applies:


               2) Aggregate number of securities to which transaction applies:


               3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


               4)   Proposed maximum aggregate value of transaction:


               5)   Total fee paid:


1 Set forth the amount on which the filing fee is calculated and state how it was determined.

[x] Fee paid previously with preliminary material.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               1)   Amount Previously Paid:

               2)   Form, Schedule or Registration Statement No.:

               3)   Filing Party:

               4)   Date Filed:






                       PROPERTY RESOURCES EQUITY TRUST
                        777 MARINERS ISLAND BOULEVARD
                             SAN MATEO, CA 94404
                                (650) 312-3000

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         to be held January 26, 1999

Dear Shareholder:

Notice is hereby given that a Special Meeting of Shareholders of Property Resources Equity Trust (the "Company") will be held on January 26, 1999, at 3 p.m., Pacific Standard Time, at the Company's principal executive offices located at 2000 Alameda de las Pulgas, San Mateo, California for the following purposes:

      1. To approve the dissolution, termination and liquidation of the Company as described in the proposed Plan of Dissolution and Liquidation ("Dissolution Plan"), a copy of which is attached as Exhibit A to the accompanying Proxy Statement.

      2. To transact such other business as may properly come before the meeting or any adjournments thereof.

Pursuant to the Company's Bylaws, the Board of Directors has fixed the close of business on December 17, 1998, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting. Only shareholders of record at that time will be entitled to vote at the Special Meeting or any adjournment thereof.

You are cordially invited to attend the Special Meeting in person. Even if you plan to attend the Special Meeting, please complete, date, sign, and return the enclosed proxy promptly in the enclosed self-addressed, stamped envelope. If you attend and wish to withdraw your proxy, you may vote personally.

Dated:  December 18, 1998                 By Order of the Board of Directors

                                          Richard S. Barone
                                          Secretary
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                    PLEASE RETURN YOUR PROXY CARD PROMPTLY
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SHAREHOLDERS  ARE CORDIALLY  INVITED TO ATTEND THE SPECIAL  MEETING IN PERSON.
IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.
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                                      1





                       PROPERTY RESOURCES EQUITY TRUST
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                               PROXY STATEMENT
               SPECIAL MEETING OF SHAREHOLDERS JANUARY 26, 1999

                SOLICITATION, REVOCATION AND VOTING OF PROXIES

 This Proxy Statement and the enclosed proxy are furnished in connection with the Special Meeting of shareholders (the "Meeting") of Property Resources Equity Trust (the "Company"). At the Meeting, the shareholders will be asked to consider and vote upon: (1) a dissolution proposal described in the proposed Dissolution Plan; and (2) such other business as may be brought before the Meeting. The Directors at present know of no other formal business to be brought before the Meeting.

Shareholders of record at the close of business on December 17, 1998, are entitled to notice of and to vote at the Meeting. On that date, there were 1,090,052 shares of Common Stock, Series A outstanding, and 1,000 shares of Common Stock, Series B outstanding (collectively the "Common Stock"). The shares of Common Stock vote together as one class with each share being entitled to one vote. A majority of the shares entitled to vote will constitute a quorum.

 HOWEVER, THE DISSOLUTION OF THE COMPANY REQUIRES APPROVAL BY THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES. Accordingly, the holders of at least 545,527 shares of Common Stock must vote in favor of the Dissolution Plan in order to approve it. The Meeting may be adjourned for the purpose of soliciting additional proxies, or for any other purpose, and, at any subsequent reconvening of the Meeting, all proxies will be voted in the same manner as such proxies would have been voted at the original Meeting (except for any proxies which have theretofore effectively been revoked or withdrawn), notwithstanding that they may have been effectively voted on the same or any other matter at a previous meeting.

The enclosed proxy is being solicited by the Company's Board of Directors (the "Directors"). You may revoke your proxy at any time before it is exercised by delivering a written notice to the Company expressly revoking your proxy, by signing and forwarding to the Company a later-dated proxy, or by attending the Meeting and casting your vote in person.

The cost of soliciting proxies will be borne by the Company. The Company may request brokerage houses and other institutions to forward the solicitation material to persons for whom they hold shares of Common Stock and to obtain authorization for the execution of proxies. The Company will reimburse brokerage houses and other institutions for their reasonable expenses in forwarding the Company's proxy material. In addition to solicitations by mail, some Directors and officers of the Company, and employees of Property Resources, Inc., the Company's advisor (the "Advisor"), without extra remuneration, may conduct additional solicitations by telephone, facsimile, and personal interviews. No fees will be paid to any officers or employees of the Company or employees of the Advisor who solicit proxies in connection with the Meeting.

This Proxy Statement and the enclosed proxy are scheduled to be mailed to shareholders commencing on or about December 18, 1998.

The proxyholders will vote all proxies received. It is the present intention that, absent contrary instructions, the enclosed proxy will be voted: For the dissolution, termination and liquidation of the Company; and, in the discretion of the proxyholders, upon such other matters not now known or determined which may properly come before the Meeting.

                            AVAILABLE INFORMATION

The Company is subject to the  informational  requirements  of the  Securities
Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information filed by the Company may be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the regional offices of the SEC located at 75 Park Place, New York, New York 10007 and 500 West Madison Street, Chicago, Illinois 60661. Copies of such material can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, certain of the documents filed by the Company with the Commission are available through the Commission's Electronic Data Gathering and Retrieval System ("EDGAR") at www.sec.gov.

The Company furnishes shareholders with annual reports containing consolidated financial statements audited by independent certified public accountants and with quarterly reports containing unaudited, condensed financial statements for each of the first three quarters of each fiscal year. The Company's 1997 annual report was sent to shareholders on April 22, 1998.

No   person  is   authorized   to  give  any   information   or  to  make  any
representations other than the information or representations contained herein and, if given or made, such information or representations should not be relied upon as having been authorized. This Proxy Statement does not constitute the solicitation of a proxy in any jurisdiction where, or to any person to whom, it is unlawful to make such a solicitation. The delivery of this Proxy Statement shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company since the date hereof, or the dates as of which certain information is set forth herein.

                    INFORMATION INCORPORATED BY REFERENCE

The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997, Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1998, Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1998, Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1998, Report on Form 8-K dated November 5, 1998, and Report on Form 8-K/A dated November 23, 1998, are hereby incorporated by reference into this Proxy Statement. All documents filed by the Company with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and prior to the completion of the vote at the Meeting shall be deemed to be incorporated by reference into this Proxy Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.






THIS PROXY STATEMENT INCORPORATES DOCUMENTS BY REFERENCE WHICH ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. COPIES OF ANY SUCH DOCUMENTS, OTHER THAN EXHIBITS TO SUCH DOCUMENTS WHICH ARE NOT SPECIFICALLY INCORPORATED BY REFERENCE THEREIN, ARE AVAILABLE WITHOUT CHARGE TO ANY PERSON, INCLUDING ANY SHAREHOLDER, TO WHOM THIS PROXY STATEMENT IS DELIVERED, UPON WRITTEN OR ORAL REQUEST TO PROPERTY RESOURCES EQUITY TRUST, 777 MARINERS ISLAND BOULEVARD, SAN MATEO, CA, 94404, TELEPHONE: (650) 312-5789. IN ORDER TO ASSURE TIMELY DELIVERY OF THE DOCUMENTS, ANY REQUEST SHOULD BE MADE BEFORE JANUARY 16, 1999.

                     THE SPECIAL MEETING OF SHAREHOLDERS

PRINCIPAL HOLDERS

As of December 11, 1998, none of the Company's Directors and executive officers owned any shares of the Common Stock, Series A beneficially or of record, nor to the Company's knowledge, did any person own more than 5% of the outstanding Common Stock, Series A. All of the Series B shares are owned by the Advisor.

                                 PROPOSAL 1:
           APPROVAL OF THE DISSOLUTION, TERMINATION AND LIQUIDATION
                                OF THE COMPANY

INTRODUCTION

The Company was formed in 1985 as a California corporation and subsequently qualified for tax purposes as a real estate investment trust ("REIT"). Approximately $10,900,000 was raised through the issuance of 1,090,052 shares of Series A Common Stock and 1,000 shares of Series B Common Stock. The Company adopted a "finite life" or "self-liquidating" investment policy which required that upon the sale of its investment properties, the Company distribute to shareholders the net proceeds and liquidate and terminate as an operating Company.

The Company purchased the Graham Court Business Park (Livermore, California) and the Agora Office Building (Phoenix, Arizona) in 1986. In 1987, the Company purchased the Good Guys Plaza Shopping Center (Santa Rosa, California). The Company commenced distributions from operations in 1986. These distributions have continued quarterly and total $4.92 per share through September, 1998.

In 1996, the Company sold the Agora Office Building. The terms of the sale included a $750,000 note "carryback" which was fully repaid in 1998. Net sale proceeds of $0.74 per share were distributed to shareholders in June, 1998. In 1997, the Company sold the Graham Court Business Park. Net sale proceeds of $1.92 per share were distributed to shareholders in June 1997.

In October 1998, the Company sold its remaining property, the Good Guys Plaza Shopping Center in Santa Rosa, California. The gross sale price was approximately $5,108,000. Net proceeds of approximately $2,024,000 or $1.86 per share are currently held by the Company in the form of cash or cash equivalents pending dissolution and liquidation of the Company.

Because of the pending proposal to dissolve and liquidate, the Company does not intend to make the next regular quarterly distribution at the end of December, 1998. Upon the approval of the Dissolution Plan by the holders of a majority of the outstanding shares, the Company will make an initial liquidating distribution of $2.10 per share. The balance of the Company's net assets will be distributed during 1999 after the Company's remaining liabilities and the expenses associated with the Dissolution Plan have been paid and after provision has been made for the continued indemnification of the Directors, officers, Advisor and agents of the Company.

SHAREHOLDER ACTION PROPOSED

The Directors have unanimously adopted the Plan of Dissolution, Termination and Liquidation (the "Dissolution Plan") for the purpose of dissolving and liquidating the Company. In connection with the Special Meeting, the Directors are soliciting the accompanying proxy from the shareholders of the Company to approve a proposal to adopt the Dissolution Plan, pursuant to which the Company, without further action by the shareholders (except as such action may be required by law or as the Directors may deem appropriate), would dissolve after payment of, or provision for the payment of, any legally enforceable obligations of the Company. Any remaining assets would be distributed to shareholders. THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING COMMON STOCK IS REQUIRED TO ADOPT THE DISSOLUTION PLAN.

The following summary of the Dissolution Plan is qualified in its entirety by reference to the Dissolution Plan. The text of the Dissolution Plan is contained in EXHIBIT A attached hereto.

DESCRIPTION OF THE DISSOLUTION PLAN

The Dissolution Plan contemplates that upon its adoption by the Company's shareholders, payment of, or provision for payment of, any legally enforceable obligations of the Company will be made out of the Company's assets. Thereafter, remaining assets will be distributed to the shareholders as promptly as possible. The Dissolution Plan also authorizes the Directors to abandon the dissolution of the Company at any time if the Directors deem such action to be in the best interests of the shareholders.

The Dissolution Plan provides for the dissolution and liquidation of the Company pursuant to the California Corporations Code. The effective date of the Dissolution Plan will be the date of its approval by the required number of shareholders. If the Dissolution Plan is approved by the shareholders, the stock transfer books of the Company will be closed as of the close of business on a date fixed by the Directors for the distribution. Thereafter, no assignments or transfers of the Common Stock (except for those occurring by will, intestate succession or operation of law) will be recorded.

OPERATIONS. Upon the Dissolution Plan becoming effective, the Company will cease business operations. The Company's corporate existence will continue thereafter, but solely for the purpose of providing for the satisfaction of its obligations, adjusting and winding up its business and affairs, and distributing its remaining assets under the Dissolution Plan. No further approvals by the shareholders will be obtained. A liquidating distribution from these remaining assets will be conditioned upon setting aside a sufficient amount of money for the purpose of meeting any residual Company obligations or liabilities which the Company has not otherwise met.

SHARE CERTIFICATES. At the time of any distribution of assets to the shareholders, those shareholders who have share certificates will be required to surrender them before they will receive any cash or other assets to which they are entitled under the Dissolution Plan. This will not be necessary for those shareholders who have elected to have their shares held for them by the Company's transfer agent.

If a shareholder fails to surrender any certificate he has in his possession, his share of any distribution will be retained until his certificate is surrendered or until he furnishes an indemnity bond in the event of loss or destruction of the certificate. No interest will be paid or accrued on the cash or other assets payable upon surrender of share certificates. The shareholders of the Company will be notified as promptly as possible of the effective date of the Dissolution Plan and will be advised as to the procedure for surrender of their certificates in exchange for any remaining cash or other assets to which they are entitled.

PAYMENT OF LEGALLY ENFORCEABLE CLAIMS. The Company will satisfy, or provide for the satisfaction of, all legally enforceable claims and obligations of the Company in an orderly manner. This will include claims arising from any residual liabilities.

CONTINUED INDEMNIFICATION OF DIRECTORS AND OFFICERS. The Company will also reserve sufficient assets (or obtain such insurance) as shall be necessary to provide for the continued indemnification of the Directors, officers, Advisor and agents of the Company to the full extent provided by the by-laws, any existing indemnification agreements between the Company and any of such persons, and applicable law.

DISTRIBUTIONS TO SHAREHOLDERS. The Company currently holds approximately $2.25 per share in cash and cash equivalents. The Company intends to make an initial liquidating distribution of $2.10 per share promptly after the approval of the Dissolution Plan by the shareholders.

However, it is difficult to determine at this time with any precision the aggregate net proceeds that may ultimately be available for distribution to the Company's shareholders upon liquidation or the timing of any final distribution. That amount and the timing of such distributions will depend upon a variety of factors, including the ultimate amounts of liquidation-related expenses and other obligations and liabilities that must be satisfied out of the Company's assets.

After satisfaction of all of the Company's legally enforceable obligations, the remaining assets will be distributed to the shareholders of the Company in accordance with their respective shareholdings. In the event that the Company were to make distributions to its shareholders without payment or adequate provision for payment of the Company's liabilities, the shareholders may be held personally liable up to the amount of the distributions each shareholder received. Of course, no shareholder is liable for any debts of the Company beyond any amounts the individual shareholder received as a distribution.

MAJORITY OF COMPANY SHAREHOLDERS BIND MINORITY. If the requisite number of shareholders of the Company approve the Dissolution Plan, the Company will be dissolved, terminated and liquidated, even though individual shareholders may have voted against the Dissolution.

TERMINATION OF REIT STATUS. The Directors will have the authority to terminate the Company's status as a real estate investment trust under Sections 856-860 of the Internal Revenue Code of 1986, as amended, if they determine that such action would be in the best interests of the Shareholders.

                       FEDERAL INCOME TAX CONSEQUENCES

TAXATION OF THE COMPANY. The Company has elected to qualify as a REIT under Sections 856-860 (the "REIT Provisions") of the Internal Revenue Code of 1986, as amended (the "Code"). Under the REIT Provisions, an entity that qualifies as a REIT is generally not subject to federal income tax with respect to income which it distributes to its shareholders. If the Dissolution Plan is adopted by the shareholders, it is presently contemplated that the Company will be liquidated in a manner that will allow the Company to continue to meet the requirements of the REIT Provisions until the distribution of all of its assets to the shareholders (including the possible transfer of assets to a liquidating trust), although the Dissolution Plan gives the Directors the authority to cause the Company to discontinue its status as a REIT at any time if they find it in the best interests of the Shareholders to do so.

In order to maintain its status as a REIT, the Company must continue to satisfy various technical requirements imposed by the Code, including requirements that it derive its gross income from qualified sources, that it hold qualifying assets, and that it make certain distributions to its shareholders. So long as the Company qualifies for taxation as a REIT, it generally will not be subject to federal corporate income taxes on net income that is currently distributed to the shareholders because a REIT generally is entitled to a dividends-paid deduction. The Code also provides that distributions  pursuant  to a plan of  liquidation  that  are made  within  24 months after adoption of the plan of liquidation will, to the extent of earnings and profits of the REIT for the taxable year, be treated as dividends for purposes of the dividends-paid deduction. If necessary to minimize federal income taxation of the Company and as described below, the Directors may utilize a liquidating trust to complete the liquidation and dissolution of the Company. However, the Company expects to complete the Dissolution Plan and make distributions within 12 months of the adoption of the Dissolution Plan.

TAXATION OF SHAREHOLDERS. The amount of any cash and the fair market value of any property (including a pro rata share of the fair market value of any assets that might be contributed to a liquidating trust) distributed to a shareholder pursuant to the Dissolution Plan will in general be applied first to reduce the shareholder's tax basis in such shareholder's shares. Liquidating distributions in excess of the shareholder's tax basis will be taxed as a capital gain if the shares are held by the shareholder as a capital asset. If the sum of all liquidating distributions with respect to shares held as a capital asset is less than the shareholder's tax basis therein, the difference will constitute a capital loss. A shareholder's gain or loss on liquidating distributions will be calculated separately with respect to shares with different bases or holding periods.

POSSIBLE USE OF LIQUIDATING TRUST. As noted above, a dividends-paid deduction for the Company with respect to liquidating distributions is available for distributions within 24 months after the adoption of a plan of liquidation. If it appears that the Company will not able to complete the liquidation of all of its assets within the required period, the Directors will, if they determine it to be in the best interests of the Company and the shareholders, contribute the remaining assets of the Company to a liquidating trust and distribute to shareholders beneficial interests in such liquidating trust. The duration of the liquidating trust would depend upon whether the Company is able to eliminate all contingent liabilities it may have. Nevertheless, the Company intends to complete the dissolution and make distributions, within 12 months of the adoption of the Dissolution Plan by the shareholders.

Upon the distribution of beneficial interests in a liquidating trust, the shareholders would be required to recognize gain to the extent the fair market value of such interests exceeded their remaining basis in their Shares. This could cause a shareholder to incur a tax liability upon the receipt of the beneficial interests in the liquidating trust even though the shareholder would have received no cash with which to pay such liability. The Directors expect that any liquidating trust established with respect to the assets of the Company would qualify as a grantor trust under the Code. Shareholders holding beneficial interests in a grantor trust would be deemed to own a pro rata portion of the assets of such trust and would be required to report on their own federal income tax returns their pro rata portion of any income, gain, deduction or loss realized by the trust.

      THE ABOVE DISCUSSION DOES NOT ATTEMPT TO DISCUSS ALL TAX MATTERS THAT MAY AFFECT THE COMPANY OR THE SHAREHOLDERS IN THE COURSE OF THE LIQUIDATION, OR TO CONSIDER VARIOUS FACTS OR LIMITATIONS APPLICABLE TO ANY PARTICULAR SHAREHOLDER. SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE TAX CONSEQUENCES TO THEM OF THE LIQUIDATION.

                SHAREHOLDER APPROVAL REQUIRED FOR DISSOLUTION

UNDER THE CALIFORNIA CORPORATIONS CODE THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE COMMON STOCK IS REQUIRED FOR APPROVAL OF THE DISSOLUTION PLAN. If approved by the shareholders, it is anticipated that the dissolution would be completed over a period of one year. The Dissolution Plan may be abandoned or amended, either before or after shareholder approval has been obtained, if in the opinion of the Directors, circumstances arise that make such action advisable.

                     NONAPPROVAL OF THE DISSOLUTION PLAN

In the event the shareholders fail to approve the Dissolution Plan, the Company currently intends to continue to maintain its status as a qualified real estate investment trust and to consider an alternative course of action. The Company's remaining assets, which consist of approximately $2.25 per share in cash and cash equivalents, would be held consistent with the Company's status as a qualified REIT and would not be invested in real
property  until  an  alternative   course  of  action  were  approved  by  the
shareholders.

                      AMENDMENT OF THE DISSOLUTION PLAN

The Directors may amend or modify the Dissolution Plan if they determine such action to be in the best interests of the Company or its shareholders, without the necessity of further shareholder approval unless the Directors determine that such amendment or modification would materially and adversely affect shareholders' interests.

                              DISSENTERS' RIGHTS

No shareholders of the Company will have any rights of appraisal or similar dissenters' rights with respect to the Dissolution Plan under the Company's Bylaws or the General Corporation Law of the State of California, the jurisdiction in which the Company is organized. Therefore, if the






Dissolution Plan is approved by the required vote, all shareholders must accept their pro rata share of the net distributable proceeds.

                       RECOMMENDATION OF THE DIRECTORS

The Directors have unanimously approved the Dissolution Plan. The Directors have determined that the Dissolution Plan is fair to and in the best interests of, the shareholders and the Company and have unanimously resolved to recommend that the shareholders approve the Dissolution Plan. Additionally, the Company's Advisor, Property Resources, Inc., intends to vote its 1,000 shares of Series B Common Stock in favor of the Dissolution Plan.

                                OTHER MATTERS

The Directors know of no other matters to be brought before the Meeting. If any other matters properly come before the Meeting, the proxyholders will vote the proxies in accordance with their best judgment. In the event that sufficient votes in favor of the proposals set forth in the Notice of Special Meeting of Shareholders are not received by the date of the Meeting, the proxyholders may propose one or more adjournments of the Meeting for a period or periods of not more than 45 days in the aggregate to permit further solicitation of proxies, even though a quorum is present. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The proxyholders will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the adoption of the Dissolution Plan. The costs of any such additional solicitation and of any adjourned session will be borne by the Company.



                                          By Order of the Board of Directors


                                          Richard S. Barone
                                          Secretary


      STOCKHOLDERS ARE REQUESTED TO FILL IN, DATE AND SIGN THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE.

      WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, GIVE YOUR FULL TITLE AS SUCH. WHERE STOCK IS HELD JOINTLY, BOTH SIGNATURES ARE REQUESTED.






                                   EXHIBIT A
                      PLAN OF DISSOLUTION AND LIQUIDATION

      This Plan of Dissolution and Liquidation (this "Plan") is for the purpose of effecting the dissolution and complete liquidation of Property Resources Equity Trust (the "Company").

      1. APPROVAL OF THIS PLAN. In accordance with Section 1900(a) of the California Corporations Code, this Plan shall be submitted to the shareholders of the Company for approval at the Special Meeting of Shareholders to be held for that purpose. This Plan shall become effective upon the approval of the holders of a majority of the outstanding shares (the "Effective Date")

      2. CESSATION OF BUSINESS. Following approval of this Plan, the Company shall not engage in any further business activities, except for the purpose of completing work in process, disposing of its assets, providing for satisfaction of its obligations, adjusting and winding up its business and affairs, and distributing the proceeds from the disposition of its assets in accordance with this Plan. The Board of Directors (the "Directors") then in office shall continue in office solely for that purpose.

      3. CONTINUING EMPLOYEES. For the purpose of effecting the liquidation of the Company's assets, the Company shall retain, subject to the pleasure of the Directors, such employees as the Directors deem desirable to supervise the liquidation.

      4. EXPENSES OF LIQUIDATION. The Directors may provide, from the assets of the Company, reasonable funds for payment of the expenses of the dissolution and liquidation of the Company, including filing fees and other expenses relating to the holding of the Special Meeting of Shareholders to consider this Plan and other documentation required in connection with this Plan, continuation of employees engaged in the liquidation process, accounting and attorneys' fees and expenses, and other reasonable fees and expenses incurred in connection with the liquidation process.

      5.    PAYMENT  OF  LEGALLY   ENFORCEABLE   CLAIMS.   The  Company  shall
satisfy, or provide for the satisfaction of, all legally enforceable claims and obligations of the Company in an orderly manner.

      6. PROVISION FOR CONTINUED INDEMNIFICATION OF DIRECTORS AND OFFICERS. The Company shall reserve sufficient assets (or obtain such insurance) as shall be necessary to provide for continued indemnification of the Directors, officers and agents of the Company to the full extent provided by the articles of incorporation and bylaws of the Company, any existing indemnification agreements between the Company and any of such persons, and applicable law.

      7. DISTRIBUTION TO SHAREHOLDERS. After satisfaction of all of the Company's legally enforceable obligations, remaining assets will be distributed to the shareholders of the Company in accordance with their respective shareholdings.

      8. TERMINATION OF REIT STATUS. In the course of liquidation, the Board of Directors, acting in its discretion, shall have the authority to terminate the Company's election to be taxed as a real estate investment trust under Sections 856-860 of the Internal Revenue Code of 1986, as amended, if it determines that such action would be in the best interests of the shareholders.

      9. LIQUIDATING TRUST. If the Company is unable to satisfy its legally enforceable obligations within 12 months of the Effective Date, the Board of Directors may cause the Company to create a liquidating trust (the "Liquidating Trust") and to distribute beneficial interests in the Liquidating Trust to the shareholders as part of the liquidation process. The Liquidating Trust shall be constituted pursuant to a liquidating trust agreement in such form as the Board of Directors may approve, it being intended that the transfer and assignment to the Liquidating Trust pursuant hereto and the distribution to shareholders of the beneficial interests therein shall constitute a part of the final liquidating distribution by the Company to the shareholders of their pro rata interests in the remaining amount of cash and other property held by or for the account of the Company. From and after the date of the Company's transfer of cash and property to the Liquidating Trust, the Company shall have no interest of any character in and to any such cash and property and all of such cash and property shall thereafter be held by the Liquidating Trust solely for the benefit of and ultimate distribution of the shareholders, subject to any unsatisfied debts, liabilities and expenses.

      10. AUTHORIZATION. The Board of Directors of the Company, or the trustees of the Liquidating Trust, and such officers of the Company as the Board of Directors may direct, are hereby authorized to interpret the provisions of this Plan and are hereby authorized and directed to take such further actions, to execute such agreements, conveyances, assignments, transfers, certificates and other documents, as may in their judgment be necessary or desirable in order to wind up expeditiously the affairs of the Company and complete the liquidation thereof, including, without limitation,
(i) the execution of any contracts, deeds, assignments or other instruments necessary or appropriate to sell or otherwise dispose of any and all property of the Company, whether real or personal, tangible or intangible, (ii) the appointment of other persons to carry out any aspect of this Plan, (iii) the temporary investment of funds in such medium as the Board of Directors may deem appropriate, and (iv) the modification of this Plan as may be necessary to implement this Plan. The death, resignation or other disability of any
Director or officer of the Company shall not impair the authority of the surviving or remaining Directors or officers of the Company (or any persons appointed as substitutes therefor) to exercise any of the powers provided for in this Plan. Upon such death, resignation or other disability, the surviving or remaining Directors shall have the authority to fill the vacancy or vacancies so created, but the failure to fill such vacancy or vacancies shall not impair the authority of the surviving or remaining Directors or officers to exercise any of the powers provided for in this Plan.

      11. TERMINATION OF THIS PLAN. The Board of Directors may, by vote of the majority of the Directors then in office, terminate this Plan and revoke the dissolution of the Company, whether or not a vote of the shareholders has previously occurred.








Property Resources Equity Trust
777 Mariners Island Boulevard
San Mateo, CA 94404
(650) 312-3000

 PROPERTY RESOURCES EQUITY TRUST  1999 PROXY

This proxy is solicited on behalf of the board of directors

    The undersigned hereby appoints DAVID P. GOSS AND DAVID N. POPELKA, jointly and severally, with full power of substitution, the proxies of the undersigned to vote all shares of Common Stock (Series A and Series B) of Property Resources Equity Trust which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at the offices of Property Resources, Inc., 2000 Alameda de las Pulgas, San Mateo, California on January 26, 1999, at 3:00 p.m., Pacific Standard Time, and upon all motions and resolutions which may properly be presented for consideration at said meeting or at any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL.

PROPOSAL  NO.1:  DISSOLUTION,  TERMINATION  AND  LIQUIDATION  OF THE  COMPANY:
Approval or disapproval of the dissolution, termination and liquidation of the Company.

                                    FOR      /     /      AGAINST      /     /
ABSTAIN  / /


THIS PROXY IS SOLICITED BY THE DIRECTORS AND MAY BE REVOKED PRIOR TO EXERCISE. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS RECOMMENDATIONS AND WITHIN THE DISCRETION OF THE PROXYHOLDERS AS TO OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.








TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS RECOMMENDATIONS, MERELY SIGN BELOW, NO BOXES NEED BE CHECKED.

THE PROXYHOLDERS DESIGNATED HEREON ARE DIRECTED TO VOTE AS SPECIFIED OR, IF NO SPECIFICATION IS MADE, TO VOTE IN ACCORDANCE WITH RECOMMENDATIONS OF THE BOARD OF DIRECTORS, AND TO VOTE IN ACCORDANCE WITH THEIR DISCRETION ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.


                                                      (Please  sign exactly as
                                                      the    name   or   names
                                                      appear  on your  account
                                                      statement     or    your
                                                      Common             Stock
                                                      certificate.          In
                                                      signing   as   attorney,
                                                      executor,
                                                      administrator,   trustee
                                                      or  guardian,  or  for a
                                                      corporation,      please
                                                      give  your  full  title.
                                                      When  shares  are in the
                                                      names  of more  than one
                                                      person,    each   should
                                                      sign the proxy.)



                                                ------------------------------
                                                                     Signature

                                                ------------------------------
                                                                          Date

                                                ------------------------------
                                                   Signature (if held jointly)